EXHIBIT 99.1
                ------------

                Computational Materials - Bear, Stearns & Co. Inc.

     Residential Asset Securitization Trust 2002-A6 Computational Materials:
     Preliminary Term Sheet
     -------------------------------------------------------------------------





     New  Issue Marketing Materials
     -----------------------------

     $197,000,000 (Approximate)


     Residential Asset Securitization Trust 2002-A6


     Indy Mac MBS, Inc.
     Depositor

     Indy Mac Bank, F.S.B.
     Servicer

     Bear, Stearns & Co. Inc.
     Sole and Lead Underwriter








     All statistical Information is preliminary and based upon Information as of June 1, 2002.


     June 13, 2002





     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                           June 13, 2002
     --------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 1
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                                             $197,000,000 (approx)
                                Residential Asset Securitization Trust 2002-A6 Hybrid ARM Mortgage Loans (1-Year CMT Indexed)

-----------------------------------------------------------------------------------------------------------------------
                                Expected        Credit
                                 Ratings        Enhance
             Certificate Size    -------        -------       Interest                               Certificate
   Class         +/- 5% (1)     S&P/Moodys      %age (2)      Rate Type     Collateral Type             Type
-----------------------------------------------------------------------------------------------------------------------
   I-A-1          $93,500,000     AAA/Aaa         6.50%        WAC (3)         3/1-Year CMT       Senior Pass-Through
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
  II-A-1          $93,500,000     AAA/Aaa         6.50%        WAC (4)         5/1-Year CMT       Senior Pass-Through
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-1            $4,500,000      AA/Aa2         4.25%        WAC (5)       Total Portfolio      Crossed Subordinate
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-2            $3,000,000       A/A2          2.75%        WAC (5)       Total Portfolio      Crossed Subordinate
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-3            $2,500,000     BBB/Baa2        1.50%        WAC (5)       Total Portfolio      Crossed Subordinate
-----------------------------------------------------------------------------------------------------------------------
                  Not Offered  Hereby
                 ------------ -------
-----------------------------------------------------------------------------------------------------------------------
  I-X-A-1        Notional (6)     AAA/Aaa         6.50%       Fixed (6)        3/1-Year CMT      Senior Interest Only
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
 II-X-A-1        Notional (7)     AAA/Aaa         6.50%       Fixed (7)        5/1-Year CMT      Senior Interest Only
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-4              $800,000      BB/Ba2         1.10%        WAC (5)       Total Portfolio      Crossed Subordinate
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-5              $700,000       B/B2          0.75%        WAC (5)       Total Portfolio      Crossed Subordinate
------------ ----------------- --------------- ------------- ------------- --------------------- ----------------------
    B-6            $1,500,000      NR/NR            --         WAC (5)       Total Portfolio      Crossed Subordinate
-----------------------------------------------------------------------------------------------------------------------

Note: Settlement with investors in the certificates will occur on July 31,
      2002.
(1)  The Certificates Sizes are approximate and subject to a +/- 5% variance;
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis;
(3) Up to and including the distribution date in May 2005, the Class I-A-1 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Mortgage Loans minus 0.542%. After the distribution date in May 2005, the Class I-A-1 will bear interest at a variable rate equal to the weighted average Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.850%.
(4) Up to and including the distribution date in May 2007, the Class II-A-1 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans minus 0.820%. After the distribution date in May 2007, the Class II-A-1 will bear interest at a variable rate equal to the weighted average Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.950%.
(5) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.580%.
(6) The Class I-X-1 Certificates will bear interest up to and including the distribution date in May 2005 at a fixed rate equal to 0.542% per annum based on a notional balance equal to the Class I-A-1 current principal balance. After the distribution date in May 2005, the Class I-X-1 will not bear interest.

     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                           June 13, 2002
     --------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 2
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

(7) The Class II-X-1 Certificates will bear interest up to and including the distribution date in May 2007 at a fixed rate equal to 0.820% per annum based on a notional balance equal to the Class I-A-1 current principal balance. After the distribution date in May 2007, the Class II-X-1 will not bear interest.


















     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                           June 13, 2002
     --------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 3
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Depositor/Seller:                           Indy Mac MBS, Inc.

Originator/Servicer:                        Indy Mac Bank, F.S.B.

Trustee/Paying Agent:                       Deutsche Bank National Trust Company

Cut-off Date:                               June 1, 2002

Deal Closing  Date:                         June 27, 2002

Certificate Settle Date:                    July 31, 2002

Rating Agencies:                            Standard & Poor's and Moody's Investors Service, Inc.

Legal Structure:                            REMIC

Optional Call:                              10% cleanup call

Distribution Date:                          25th of each month or next business day, commencing July 25th, 2002

Remittance Type:                            Scheduled/Scheduled

Form of Registration:                       The investment grade Certificates will be issued in book-entry form through DTC.

ERISA:                                      The Senior, Class B-1, Class B-2 and Class B-3 Certificates are
                                            expected to be ERISA eligible. Prospective investors should review with their legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:                                      The Senior and Class B-1 Certificates are expected to constitute
                                            "mortgage related securities" for purposes of SMMEA.

Compensating                                Interest: Servicer is required to cover interest shortfalls that occur each month as a result of full prepayments up to one-twelfth of 0.125% multiplied by the principal balance of the pool as of the first of the prior month.

Advancing Obligation:                       The Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable. The Trustee will be

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                           June 13, 2002
     --------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 4
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                                            required to advance to the extent that the Servicer fails in its obligation.

     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                                    June 13, 2002
     -----------------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 5
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Collateral Description:                     As of June 1, 2002, the aggregate principal balance of the mortgage loans described herein is approximately $200 million. The Mortgage
                                            Loans are non-convertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately
                                            36 months after the date of origination (the "3/1" ARM) or 60 months after the date of origination of each mortgage loan (the "5/1 ARM").
                                            Each mortgage loan is fully-amortizing and has an original term of 30 years.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.

                                            Approximately 18% of the mortgage loans are subject to prepayment penalties for prepayments that occur during an initial period.

                                            Below are the approximate assumed general characteristics of the mortgage loans as of June 1, 2002:

------------- -------------- --------- -------- -------- --------- -------- --------- --------- ---------- ------
                                                                             Initial    Period
    Loan                       Gross     Net      WAM     Gross      Net      Rate       Rate     Max Rate   Roll
    Type           Balance      WAC      WAC     (mos)    Margin   Margin     Cap        Caps               (mos)
------------- -------------- --------- -------- -------- --------- -------- --------- --------- ---------- ------
 3/1-yr CMT    $100,000,000    6.767%   6.392%    359      2.766%   2.391%     3.01%     2.02%    12.088%   35
------------- -------------- --------- -------- -------- --------- -------- --------- --------- ---------- ------
 5/1-yr CMT    $100,000,000    7.145%   6.770%    357      2.807%   2.432%     4.20%     2.03%    12.720%   59
------------- -------------- --------- -------- -------- --------- -------- --------- --------- ---------- ------
   Total:      $200,000,000    6.945%   6.570%    358      2.785%   2.410%     3.57%     2.03%    12.386%   46
------------- -------------- --------- -------- -------- --------- -------- --------- --------- ---------- ------

                                            See the attached collateral descriptions for more information. NOTE:
                                            the information related to the Mortgage Loans described herein reflects information as of the June 1, 2002. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off
                                            Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease of up to 5% from amounts shown on the front cover hereof.

Underwriting Standards:                     Substantially all of the Mortgage Loans were underwritten to the guidelines of Indy Mac Bank, F.S.B. as more fully
                                            described in the prospectus supplement.

     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                                    June 13, 2002
     -----------------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 6
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Credit Enhancement:                         Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B
                                            Certificates are cross-collateralized and provide credit enhancement for the Class I-A-1 and Class II-A-1 Certificates.

Cash-Flow                                   Description: Distributions on the Certificates will be made on the
                                            25th day of each month (or next business day). The payments to the
                                            Certificates, to the extent of available funds, will be made according to the following priority:

                                            Available Funds:
                                            1.  Payment of interest to the holders of the Class I-A-1, Class
                                               II-A-1, Class I-X-1 and Class II-X-1 Certificates in an amount equal to their respective Pass-Through Rates (as described on the cover page hereof);
                                            2. Payment of principal to the holders of the Class I-A-1 and Class
                                               II-A-1 Certificates in an amount equal to the Senior Optimal
                                               Principal Amount; and
                                            3. Payment of interest and principal sequentially to the the
                                               Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 so each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the
                                               Mortgage Loans, and (b) such class' Allocable Share of the
                                               Subordinate Optimal Principal Amount.

Shifting Interest:                          The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans until August 2009. The Senior
                                            Prepayment Percentage can be reduced to the Senior Percentage plus
                                            70%, 60%, 40%, 20% and 0% of the Subordinate Percentage  over the next five years provided that (i) the principal balance of the Mortgage
                                            Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                                            Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                                    June 13, 2002
     -----------------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 7
---------------------------------------------------------------------------------------------------------------------

Residential Asset Securitization Trust 2002-A6
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                                            Notwithstanding the foregoing, if after 3 years the current
                                            Subordinate Percentage is equal to two times the initial Subordinate
                                            Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                                            Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to July 2005 20%
                                            or b) after July 2005 30%, then prepayments will be allocated on a pro rata basis.

                                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:                       Realized Losses on the mortgage loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                                            Certificates, until the Certificate Principal Balance of each
                                            Subordinate Class has been reduced to zero. Thereafter, Realized
                                            Losses on the Group I Mortgage Loans will be allocated to the Class
                                            I-A-1 Certificates and Realized Losses on the Group II Mortgage Loans
                                            will be allocated to the Class II-A-1 Certificates.

     Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                                                    June 13, 2002
     -----------------------------------------------------------------------------------------------------------------
     This information should be considered only after reading the Bear Stearns' Statement Regarding
     Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.
     You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will
     be superseded by the description of the collateral contained in the Prospectus Supplement.     Page 8
---------------------------------------------------------------------------------------------------------------------

                       STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                   Exhibit I
                         IndyMac MBS ARM Trust 2002-A6
                     Collateral Summary as of June 1, 2002

------------------------------------------------------------------------------
           Stratification                Group 1      Group 2        Total
                                         3/1 CMT      5/1 CMT        POOL
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Pool
----------
Number of Loans                                127          116          243
Aggregate Unpaid Principal Balance     100,000,000  100,000,000  200,000,000
Percent of Total                            50.00%       50.00%      100.00%
Average UPB                                501,811      490,935      496,619
Maximum Unpaid Principal Balance         1,900,000    2,997,935    2,997,935

------------------------------------------------------------------------------
Weighted Averages
-----------------
Gross Coupon                                6.767%       7.145%       6.945%
Net Coupon                                  6.392%       6.770%       6.570%
Original Term (months)                         360          360          360
Stated Remaining Term to Maturity (months)     359          357          358
Current Loan to Value                       70.37%       73.40%       71.80%
Credit Score                                   724          710          717
Gross Margin                                2.766%       2.807%       2.785%
Net Margin                                  2.391%       2.432%       2.410%
Rate Cap at First Adjustment                 3.01%        4.20%        3.57%
Periodic Rate Cap                            2.02%        2.03%        2.03%
Maximum Interest Rate                      12.088 %     12.720%      12.386%
Months to Roll                                  35           59           46
Seasoning (months)                               1            1            1

------------------------------------------------------------------------------
Principal Balances
------------------
$50,001 - $100,000                           0.12%        0.14%        0.13%
$150,001 - $200,000                          0.00%        0.31%        0.14%
$200,001 - $250,000                          0.00%        0.44%        0.21%
$250,001 - $300,000                          1.24%        1.00%        1.12%
$300,001 - $350,000                         11.76%        9.14%       10.53%
$350,001 - $400,000                         13.85%       20.04%       16.77%
$400,001 - $450,000                          8.13%        9.68%        8.86%
$450,001 - $500,000                         15.60%       12.38%       14.08%
$500,001 - $550,000                          5.80%        7.45%        6.58%
$550,001 - $600,000                          9.99%        8.15%        9.12%
$600,001 - $650,000                         12.94%       12.12%       12.55%
$700,001 - $750,000                          2.32%        3.81%        3.02%
$750,001 - $800,000                          0.00%        1.35%        0.64%
$800,001 - $850,000                          1.26%        1.45%        1.35%
$850,001 - $900,000                          1.38%        4.64%        2.92%
$900,001 - $950,000                          1.48%        0.00%        0.78%
$950,001 - $1,000,000                        7.75%        0.00%        4.10%
$1,000,001 +                                 6.39%        7.90%        7.10%

------------------------------------------------------------------------------
Document Type
-------------
Full Documentation                          55.62%       57.02%       56.32%
No Documentation                             6.83%        3.49%        5.16%
Reduced Documentation                        1.14%        5.68%        3.41%
Reduced Documentation/No Ratio              36.42%       33.81%       35.12%

------------------------------------------------------------------------------
Prepay Penalty
--------------
No                                          84.44%       80.12%       82.28%
Yes                                         15.56%       19.88%       17.72%

------------------------------------------------------------------------------
States > 3%
-----------
Arizona                                      0.73%        5.26%        2.87%
California                                  65.08%       73.74%       69.17%
Georgia                                      4.04%        0.62%        2.43%
Illinois                                     1.92%        1.65%        1.79%
Colorado                                     1.85%          ---        0.98%
Connecticut                                  0.68%          ---        0.36%
Minnesota                                    0.48%        1.98%        1.19%
Missouri                                       ---        0.71%        0.34%
Washington DC                                  ---        1.29%        0.61%
South Carolina                               0.59%          ---        0.31%
Hawaii                                       0.55%        2.46%        1.45%
Louisiana                                    1.47%          ---        0.78%
Massachusettes                               1.16%        0.82%        1.00%
Maryland                                     0.60%        2.12%        1.32%
Michigan                                     0.55%          ---        0.29%
North Carolina                               0.66%        1.29%        0.96%
New Hampshire                                0.62%          ---        0.33%
New Jersey                                     ---        2.48%        1.17%
New Mexico                                     ---        0.80%        0.38%
Nevada                                       3.92%        0.65%        2.37%
New York                                     3.94%        1.08%        2.59%
Oregon                                       1.74%          ---        0.92%
Pennsylvania                                 0.96%          ---        0.51%
Utah                                         1.45%        0.56%        1.03%
Vermont                                      1.00%          ---        0.53%
Washington                                   3.68%          ---        1.94%
Virginia                                     0.78%          ---        0.41%
Florida                                      1.55%        2.49%        1.99%
------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

------------------------------------------------------------------------------
           Stratification                Group 1      Group 2        Total
                                         3/1 CMT      5/1 CMT        POOL
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Gross Coupon
------------
Less than 6.000%                             6.38%          ---       3.37%
6.000%  -  6.249%                           11.53%        8.77%      10.23%
6.250%  -  6.499%                           21.14%       13.91%      17.73%
6.500%  -  6.749%                           16.22%        8.90%      12.77%
6.750%  -  6.999%                           13.48%       15.64%      14.50%
7.000%  -  7.249%                            5.84%        3.78%       4.87%
7.250%  -  7.499%                            6.93%       16.39%      11.40%
7.500%  -  7.749%                           10.05%        8.25%       9.20%
7.750%  -  7.999%                            3.73%       14.41%       8.77%
8.000%  -  8.249%                            2.52%        2.87%       2.68%
8.250%  -  8.499%                              ---        1.35%       0.64%
8.500%  -  8.749%                            1.18%        1.53%       1.34%
8.750%  -  8.999%                              ---        1.64%       0.77%
9.000% or Greater                            1.00%        2.56%       1.73%

------------------------------------------------------------------------------
Gross Margin
------------
2.750% - 2.999%                             98.23%       96.18%      97.26%
3.000% - 3.249%                              0.73%        0.62%       0.68%
3.250% - 3.499%                                ---        1.14%       0.54%
3.750% - 3.999%                              0.50%          ---       0.27%
4.000% - 4.249%                              0.54%          ---       0.28%
4.750% - 4.999%                                ---        0.65%       0.31%
5.000% - 5.249%                                ---        0.74%       0.35%
5.500% - 5.749%                                ---        0.67%       0.32%


------------------------------------------------------------------------------
Maximum Interest Rate
---------------------
Less than 11.000%                            6.38%          ---       3.37%
11.000% -  11.249%                          10.80%        8.01%       9.49%
11.250% -  11.499%                          20.60%       12.66%      16.85%
11.500% -  11.999%                          14.57%        8.26%      11.59%
11.750% -  12.249%                          10.04%       10.35%      10.19%
12.000% -  12.249%                           4.97%        1.35%       3.26%
12.250% -  12.499%                           2.23%        3.15%       2.66%
12.500% -  12.749%                           2.28%        1.35%       1.84%
12.750% -  12.999%                           3.32%        5.29%       4.25%
13.000% -  13.249%                           1.60%        3.19%       2.35%
13.250% -  13.499%                           5.36%       14.49%       9.67%
13.500% -  13.749%                           9.42%        7.54%       8.54%
13.750% -  13.999%                           3.73%       14.41%       8.77%
14.000% -  14.249%                           2.52%        2.87%       2.68%
14.250% -  14.499%                             ---        1.35%       0.64%
14.500% -  14.749%                           1.18%        1.53%       1.34%
14.750% -  14.999%                             ---        1.64%       0.77%
15.000% or Greater                           1.00%        2.55%       1.73%

------------------------------------------------------------------------------
Credit Score
------------
Not Available                                  ---          ---         ---
Less Than 620                                  ---          ---         ---
621 - 640                                    3.78%        3.77%       3.77%
641 - 660                                    6.04%        7.84%       6.89%
661 - 680                                    7.09%       22.49%      14.36%
681 - 700                                   10.82%       11.86%      11.31%
701 - 720                                   18.16%       14.41%      16.39%
721 - 740                                   18.58%       10.42%      14.73%
741 - 760                                    9.99%        9.82%       9.91%
761 - 780                                   15.01%       12.97%      14.05%
781 - 800                                    9.53%        5.21%       7.49%
Greater Than 800                             1.00%        1.21%       1.10%

------------------------------------------------------------------------------
Property Type
-------------
Single Family                               78.85%       63.38%      71.55%
Low Rise Condo                               1.45%        8.66%       4.85%
Hi-Rise Condo                                0.82%        0.76%       0.79%
PUD                                         16.13%       16.08%      16.10%
2-4 Family                                   2.75%        9.79%       6.07%
TownHouse                                      ---        1.34%       0.63%

------------------------------------------------------------------------------
Occupancy
---------
Primary Residence                           95.86%       88.17%      92.23%
Investor                                     0.48%        9.75%       4.85%
Second Home                                  3.66%        2.08%       2.92%
TBD                                            ---          ---         ---

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Loan Purpose
------------
Purchase                                    37.97%       47.38%      42.41%
Rate/Term Refinance                         41.21%       32.51%      37.11%
Cash Out                                    20.82%       20.10%      20.48%
------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

------------------------------------------------------------------------------
           Stratification                Group 1      Group 2        Total
                                         3/1 CMT      5/1 CMT        POOL
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Current Loan To Value Ratio
---------------------------
0.01% - 50.00%                               8.92%        5.23%       7.18%
50.01% - 55.00%                              2.43%         1.1%        1.8%
55.01% - 60.00%                              5.93%        8.69%       7.23%
60.01% - 65.00%                             12.16%        2.47%       7.59%
65.01% - 70.00%                              7.08%        10.5%        8.7%
70.01% - 75.00%                             22.46%       14.71%       18.8%
75.01% - 80.00%                             34.62%       51.21%      42.45%
80.01% - 85.00%                              2.22%        0.54%       1.43%
85.01% - 90.00%                              1.90%        1.79%       1.85%
90.01% +                                     2.28%        3.76%       2.98%

------------------------------------------------------------------------------
Months to Next Rate Adjustment
------------------------------
12 -- 23                                     0.40%          ---       0.21%
24 -- 35                                    72.38%          ---      38.22%
36 -- 47                                    27.22%          ---      14.38%
48 -- 59                                       ---       51.84%      24.46%
60 -- 71                                       ---       48.16%      22.73%

------------------------------------------------------------------------------
Remaining Term to Stated Maturity
---------------------------------
0 -- 60                                        ---        0.60%       0.28%
241 -- 359                                  72.78%       51.24%      62.61%
360 -- 360                                  27.22%       48.16%      37.10%
------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.